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                                                                EXHIBIT 3.3

         (PLEASE DO NOT WRITE IN SPACES BELOW -- FOR DEPARTMENT USE)

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


EFFECTIVE DATE                  FILED                    DATE RECEIVED
IF DIFFERENT THAN
DATE OF FILING:             OCT 21 1981                  OCT 12 1981

                                Administrator
                       MICHIGAN DEPARTMENT OF COMMERCE
                       Corporation & Securities Bureau


CORPORATION NUMBER  256-114

                      (SEE INSTRUCTIONS ON REVERSE SIDE)

                          ARTICLES OF INCORPORATION

                        (Domestic Profit Corporation)


        These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:

ARTICLE I  (See Part 2 of instructions on Page 4.)

The name of the corporation is   RICHARD A. SMITH, INC.

ARTICLE II  (See Part 3 of instructions on Page 4.)
            (If space below is insufficient, continue on Page 3.)

        The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.



ARTICLE III

The total authorized capital stock is:

   Common Shares     50,000           Par Value Per Share $  1.00
                --------------                            ---------------
1.
   Preferred Shares    None           Par Value Per Share $  None
                    ----------                            ---------------

and/or shares without par value as follows (See Part 4 of instructions on Page
4.)

   Common Shares       None      Stated Value Per Share $    None
                   ------------                          ------------
2.
   Preferred Shares    None      Stated Value Per Share $    None
                   ------------                          ------------

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
(If space below is insufficient, continue on Page 3.)


         This Corporation is a small business corporation as defined in the Internal Revenue Code and such stock as is authorized and issued shall qualify to receive the benefits of Section 1244 of the Internal Revenue Code of 1954, as amended.


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ARTICLE IV

1. The address of the initial registered office is: (See Part 5 of instructions on Page 4.)

     4483 Orion Road            Rochester         Michigan       48063
--------------------------------------------------        ------------------
NO. AND STREET                   CITY                            ZIP

2. Mailing address of the initial registered office if different than above (See Part 5 of instructions on Page 4.)

        same                                      Michigan
--------------------------------------------------        ------------------
P.O. Box                         CITY                            ZIP

3.  The name of the initial resident agent at the registered office is:

        Richard A. Smith
--------------------------------------------------------------------------------


ARTICLE V (See Part 6 Of Instructions On Page 4.)

The name(s) and address(es) of the incorporator(s) is (are) as follows:

   NAME                      RESIDENCE OR BUSINESS ADDRESS

   Richard A. Smith          4483 Orion Road  Rochester, MI  48063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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ARTICLE VII OPTIONAL (Delete Article VII If Not Applicable.)

        Any action required or permitted by this act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.
        Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

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 (Use space below for continuation of previous Articles and/or for additional
  Articles.)

    Please indicate which article you are responding to and/or insert any desired additional provisions authorized by the act by adding additional articles here.


















(We), the incorporator(s) sign my (our) name(s) this 6th day of October 1981,


X /s/ RICHARD A. SMITH
-------------------------------                 --------------------------------
  RICHARD A. SMITH

-------------------------------                 --------------------------------

-------------------------------                 --------------------------------

-------------------------------                 --------------------------------

-------------------------------                 --------------------------------
                                                     (INSTRUCTIONS ON PAGE 4)


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
MAIL RETURNED COPY TO:
     (Fill In Name And Address Here)

L. Gene DeAgostino                                           Telephone:
Powers, Chapman, DeAgostino & Meyers, P.C.                     Area Code 313
3001 West Big Beaver Road, Suite 704
Troy, Michigan  48084                                          Number 643-6500

                          INFORMATION AND INSTRUCTIONS

            Articles of Incorporation - Profit Domestic Corporations

     1. Submit one original copy of the Articles of Incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned as evidence of the filing. Please complete the box above to reflect the name, street and number (or P.O. Box), city, state and zip code to which the copy is to be returned.

     2. Article I--The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
          "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc." or "Ltd."

     3. Article II may state, in general terms, the character of the particular business to be carried on. Under section 202(b) of the law, it is a sufficient compliance to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

     4. Article III (2)--the law requires the incorporators or a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in Article III (2) or in a written statement accompanying the Articles of Incorporation.

     5. Article IV--A post office box is not permitted to be designated as the address of the registered office in part 1 of Article IV. The mailing address in part 2 of Article IV may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

     6.   Article V--The law requires one or more incorporators.
          The addresses should include a street number and name (or other designation), in addition to the name of the city and state.

     7. The duration of the corporation should be stated in the Articles only if the duration is not perpetual.

     8. The Articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article V should correspond with the signatures.

     9. Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

     10. An effective date, not later than 90 days after the date of filing, may be stated on page 3 of the Articles of Incorporation.

     11.  FEES:     Filing Fee................................................................$10.00
                    Franchise Fee --1/2 mill (.0005) on each dollar of authorized capital stock, with a minimum franchise fee of....................................$25.00
                    (Make fee payable to State of Michigan)                                   ------
                                                                Total minimum Fees............$35.00
     12.  Mail Articles of Incorporation and Fees to:

                Michigan Department of Commerce
                Corporation and Securities Bureau
                Corporation Division
                P.O. Box  30054
                Lansing, Michigan  48909




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      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
-------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                          Date Received

                                                                AUG 07 1986
                                                            -------------------
                                    FILED
                                 AUG 12 1986
                                ADMINISTRATOR
                       MICHIGAN DEPARTMENT OF COMMERCE
                       Corporation & Securities Bureau      -------------------




                                                            -------------------




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           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS



   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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1.  The present name of the corporation is:      RICHARD A. SMITH, INC.


2.  The corporation identification number (CID) assigned by the Bureau is:

    /2/5/6/-/1/1/4/


3.  The location of its registered office is:

    3270 W. Big Beaver, Ste 430      Troy                     48084
    -----------------------------------------, Michigan -----------------------
         (Street Address)           (City)                  (ZIP Code)

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4.  Article I of the Articles of Incorporation is hereby amended to read as follows:


              The name of the corporation is Rochester Gear, Inc.


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5.  COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT
    OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b) a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _______, 19 ____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

    Signed this _______ day of _________________________________________, 19__

    ___________________________________       ________________________________

    ___________________________________       ________________________________

    ___________________________________       ________________________________

    ___________________________________       ________________________________

  (Signatures of all incorporators; type or print name under each signature)


b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 6th day of August, 1986. The amendment: (check one of the following)

    [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

    [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

    [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.


                                Signed this 6th day of August, 1986
                                            ---        ------    --
                                By  /s/ Richard A. Smith
                                    -------------------------------
                                              (Signature)

                                    Richard A. Smith, President
                                    -------------------------------
                                     (Type or Print Name and Title)

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DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW.  Include name, street and number
(or P.O. box), city, state and ZIP code.

                                                Name of person or organization
                                                remitting fees:

                                                      Newcor, Inc.
                                                ------------------------------
                                                      (Shareholder)
                                                ------------------------------
Steven G. Jonas                                 Preparer's name and business
Newcor, Inc.                                    telephone number:
3270 W. Big Beaver Road
Troy, MI  48084                                        Steven G. Jonas
                                                ------------------------------
                                                       (313) 643-7730
                                                ------------------------------

                         INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 - The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.  FEES:  Filing fee (Make remittance payable to State of Michigan)....$10.00
            Franchise fee for profit corporations (payable only if authorized capital stock has increased)-1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.  Mail form and fee to:
        Michigan Department of Commerce
        Corporation and Securities Bureau
        Corporation Division
        P.O. Box 30054
        Lansing, MI  48909
        Telephone: (517) 373-0493

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